EXHIBIT 10.20
THIRD AMENDMENT TO MANAGEMENT AGREEMENT
          This Agreement is being entered into as of October 30, 2006 (this “Agreement”), between National Energy Group, Inc. (the “Company”) and NEG Operating LLC (the “LLC”). All capitalized terms used but not defined herein shall have the meanings given such terms in the Management Agreement dated as of May 1, 2001, as amended on December 31, 2002 and April 1, 2004, respectively (the “Management Agreement”), between the Company and the LLC.
          WHEREAS, Section 4 of that certain Agreement dated as of October 25, 2006 (the “Agreement”), by and among the Company, NEG Oil & Gas LLC, NEG, Inc. and American Real Estate Holdings Limited Partnership, provides, among other things, that, at the time the Payment (as such term is defined in the Agreement) is delivered, automatically and without any further action necessary, the Management Agreement will be terminated.
          NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the LLC hereby agree as follows:
          1. Notwithstanding any provisions to the contrary contained in the Management Agreement, subject to earlier termination pursuant to the Agreement or the Management Agreement, the Management Agreement shall be and remain in effect until December 15, 2006.
          2. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and all such counterparts shall be deemed one and the same instrument.
          3. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the law of the State of Delaware without regard to the conflict of law principles thereof.
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     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

NATIONAL ENERGY GROUP, INC.

By:	/s/ Bob G. Alexander Name: Bob G. Alexander
Title: President

NEG OPERATING LLC
By: NEG Holding LLC, its sole member
By: NEG Oil & Gas LLC, its sole member
By: AREP O & G Holding LLC, its sole member
By: AREP Oil & Gas Holding LLC, its sole member
By: American Real Estate Holdings Limited Partnership, its sole member
By: American Property Investors, Inc., its general partner

By:	/s/ Keith Meister Name: Keith Meister
Title: Principal Executive Officer
[Signature page to Agreement between National Energy Group, Inc. and
NEG Operating LLC regarding Management Agreement]